UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 3, 2020

ALPHABET INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 Amphitheatre Parkway
Mountain View, CA 94043
(Address of principal executive offices) (Zip Code)
(650) 253-0000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GOOGL	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Class C Capital Stock, $0.001 par value	GOOG	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Alphabet Inc. Amended and Restated 2012 Stock Plan

At the Annual Meeting of Stockholders of Alphabet Inc. (“Alphabet”) held on June 3, 2020 (the “2020 Annual Meeting”), Alphabet’s stockholders approved the amendment of the Alphabet Inc. Amended and Restated 2012 Stock Plan (the “2012 Stock Plan”) to increase the number of authorized shares of Class C capital stock that may be issued under the 2012 Stock Plan by 8,500,000. A description of the 2012 Stock Plan and related matters was set forth in Alphabet’s definitive proxy statement on Form 14A filed with the U.S. Securities and Exchange Commission on April 24, 2020 (the “2020 Proxy Statement”) and is qualified in its entirety by reference to the full text of the 2012 Stock Plan, a copy of which is being filed as Exhibit 10.01 to this Form 8-K.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting, Alphabet’s stockholders voted on fourteen proposals as set forth below, each of which are described in detail in the 2020 Proxy Statement. Holders of the shares of Class A common stock were entitled to one vote per share held as of the close of business on April 7, 2020 (the “Record Date”) and holders of the shares of Class B common stock were entitled to ten votes per share held as of the Record Date. Holders of the shares of Class A common stock and holders of the shares of Class B common stock voted together as a single class on all matters (including the election of directors) submitted to a vote of stockholders at the 2020 Annual Meeting. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1. The individuals listed below were elected at the 2020 Annual Meeting to serve as directors of Alphabet until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Larry Page	622,258,205	9,473,125	30,170,619
Sergey Brin	622,291,024	9,440,306	30,170,619
Sundar Pichai	624,726,275	7,005,055	30,170,619
John L. Hennessy	615,766,904	15,964,426	30,170,619
Frances H. Arnold	629,385,562	2,345,768	30,170,619
L. John Doerr	515,837,534	115,893,796	30,170,619
Roger W. Ferguson, Jr.	628,565,248	3,166,082	30,170,619
Ann Mather	576,672,827	55,058,503	30,170,619
Alan R. Mulally	486,254,936	145,476,394	30,170,619
K. Ram Shriram	553,831,788	77,899,542	30,170,619
Robin L. Washington	560,420,316	71,311,014	30,170,619

2. The ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2020. There were no broker non-votes on this matter. This proposal was approved as set forth below:

For	Against	Abstain
651,781,634	9,593,064	527,251

3. The approval of amendment of the 2012 Stock Plan to increase the share reserve by 8,500,000 shares of Class C capital stock. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
521,318,361	109,903,100	509,869	30,170,619

4. The approval, on an advisory basis, of the compensation awarded to Alphabet’s named executive officers, as disclosed in the 2020 Proxy Statement. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
472,600,964	158,370,518	759,848	30,170,619

5. A stockholder proposal regarding equal shareholder voting. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
199,829,689	431,188,435	713,206	30,170,619

6. A stockholder proposal regarding a report on arbitration of employment-related claims. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
101,649,103	528,047,290	2,034,937	30,170,619

7. A stockholder proposal regarding the establishment of a human rights risk oversight committee. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
102,370,946	527,163,729	2,196,655	30,170,619

8. A stockholder proposal regarding non-binding vote on amendment of bylaws. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
5,944,134	624,275,101	1,512,095	30,170,619

9. A stockholder proposal regarding a report on sustainability metrics. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
82,496,552	547,744,837	1,489,941	30,170,619

10. A stockholder proposal regarding a report on takedown requests. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
72,012,185	557,546,479	2,172,666	30,170,619

11. A stockholder proposal regarding majority vote for election of directors. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
185,435,391	445,451,551	844,388	30,170,619

12. A stockholder proposal regarding a report on gender/racial pay equity. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
30,555,786	599,071,284	2,104,260	30,170,619

13. A stockholder proposal regarding the nomination of human rights and/or civil rights expert to the board. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
56,739,398	573,507,854	1,484,078	30,170,619

14. A stockholder proposal regarding a report on whistleblower policies and practices. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
30,952,422	598,225,161	2,553,747	30,170,619

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.  Description

10.01.  Alphabet Inc. Amended and Restated 2012 Stock Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

Date: June 5, 2020	/s/ Kathryn W. Hall
Kathryn W. Hall Assistant Secretary